Exhibit 99.1

NEWS RELEASE
For Immediate Release:
March 19, 2024

Sterling Publishes Its 2024 Sustainability Report
THE WOODLANDS, TX – March 19, 2024 – Sterling Infrastructure, Inc. (NasdaqGS: STRL) ("Sterling" or "the Company") has published its 2024 Sustainability Report titled, For Better and Beyond – The Sterling Way. The report highlights Sterling’s ongoing sustainability efforts woven into corporate initiatives and reflects the Company’s Environmental, Social and Governance (ESG) related activities and business practices. The report can be accessed via The Sterling Way (ESG) section of the Company’s website at https://www.strlco.com/sustainability.
CEO Remarks
“At Sterling, we believe sustainable and equitable business practices are integral to our success and enable us to deliver lasting value for our stakeholders. Over the past eight years, as we have transformed the company into a diversified infrastructure services provider, we’ve never lost sight of our commitment to protecting our people, our communities and our environment. We call this The Sterling Way,” stated Joe Cutillo, Sterling’s Chief Executive Officer.
“Today, Sterling is playing a key role in building the infrastructure that is propelling America forward, including the manufacturing facilities that are reshoring production, the data centers that are supporting AI technology, the critical transportation infrastructure that connects us, and the homes we live in. We embrace our responsibility to adopt and develop sustainable solutions for our industry and promote a more sustainable and equitable future,” Mr. Cutillo continued.
“This year’s report includes examples of key sustainability initiatives across our operations, how they align with our corporate strategy, and the key governance principles that are foundational to these efforts. As we evolve, we will continue to incorporate new and innovative sustainable solutions across Sterling and remain steadfast in The Sterling Way,” Mr. Cutillo concluded.
About Sterling
Sterling Infrastructure, Inc., (“Sterling,” “the Company,” “we,” “our” or “us”), a Delaware corporation, operates through a variety of subsidiaries within three segments specializing in E-Infrastructure, Transportation and Building Solutions in the United States, primarily across the Southern, Northeastern, Mid-Atlantic and Rocky Mountain regions and the Pacific Islands. E-Infrastructure Solutions provides advanced, large-scale site development services for manufacturing, data centers, e-commerce distribution centers, warehousing, power generation and more. Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems. Building Solutions includes residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, other concrete work, and plumbing services for new single-family residential builds. From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. Caring for our people and our communities, our customers and our investors – that is The Sterling Way.
Joe Cutillo, CEO, “We build and service the infrastructure that enables our economy to run, our people to move and our country to grow.”

Important Information for Investors and Stockholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that are considered forward-looking statements within the meaning of the federal securities laws. Any such statements are subject to risks and uncertainties, including those risks identified in the Company’s filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.
Sterling Infrastructure Contacts:
Noelle Dilts, VP of Investor Relations and Corporate Strategy
281-214-0795
noelle.dilts@strlco.com
Mary Morley, Head of Strategic Communications and Sustainability
281-214-0789
mary.morley@strlco.com